The Lincoln National Life Insurance Company
Lincoln National Variable Annuity Account E
Lincoln National Variable Annuity Account H
Lincoln Life Variable Annuity Account N

Lincoln Life & Annuity Company of New York
Lincoln Life & Annuity Variable Annuity Account H
Lincoln New York Account N for Variable Annuities

Rate Sheet Prospectus Supplement dated October 30, 2019

This Rate Sheet provides the i4LIFE ® Advantage Select Guaranteed Income Benefit percentages that we are currently offering for Contractowners with 4LATER ® Select Advantage. This Rate Sheet must be retained with the current prospectus.

Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

The percentages below apply for i4LIFE ® Advantage Select Guaranteed Income Benefit for purchasers of 4LATER ® Select Advantage with applications and/or rider election forms signed between November 18, 2019 and December 15, 2019. The Guaranteed Income Benefit percentages may be different that those listed below for applications or rider election forms signed after December 15, 2019.

Single Life GIB %		Joint Life GIB %
Age	GIB %	Age	GIB %
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	2.75%
55-58	3.25%	55-58	3.00%
59-64	3.75%	59-64	3.50%
65-69	4.25%	65-69	4.00%
70-74	5.00%	70-74	4.25%
75-79	5.00%	75-79	4.75%
80+	5.25%	80+	5.00%

In order to receive the rate indicated in this Rate Sheet, your 4LATER ® Select Advantage application or rider election form must be signed and dated between November 18, 2019 and December 15, 2019. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form and the annuity must be funded within 60 calendar days. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Income Benefit percentage rates that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form, you will receive the higher set of rates. If any rates have decreased when we compare the Guaranteed Income Benefit percentage rates that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.